UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2021

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                        +972.4.959.0123

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.25	RWLK	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information regarding the Purchase Agreement (as defined below) set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information regarding the issuance of the Ordinary Warrants and the Placement Agent Warrants (each as defined below) set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Ordinary Warrants and the Placement Agent Warrants were issued and the Ordinary Shares issuable thereunder will be issued in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

Item 8.01 Other Events.

On September 27, 2021, ReWalk Robotics Ltd. (“ReWalk” or the “Company”) signed a purchase agreement (the “Purchase Agreement”) with certain institutional investors for the issuance and sale of 15,403,014 ordinary shares (the “Shares”), par value NIS 0.25 per share (“Ordinary Shares”), pre-funded warrants to purchase up to an aggregate of 610,504 Ordinary Shares (the “Pre-Funded Warrants”) and ordinary warrants to purchase up to an aggregate of 8,006,759 Ordinary Shares at an exercise price of $2.00 per share (the “Ordinary Warrants”). The Pre-Funded Warrants have an exercise price of $0.001 per Ordinary Share and are immediately exercisable and can be exercised at any time after their original issuance until such Pre-Funded Warrants are exercised in full. Each Share was sold at an offering price of $2.035 and each Pre-Funded Warrant was sold at an offering price of $2.034 (equal to the purchase price per Share minus the exercise price of the Pre-Funded Warrant). The offering of the Shares, the Pre-Funded Warrants and the Ordinary Shares that are issuable from time to time upon exercise of the Pre-Funded Warrants (the “Registered Direct Offering”) was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-231305) (the “Form S-3”) initially filed with the Securities and Exchange Commission (the “Commission”) on May 9, 2019, and declared effective by the Commission on May 23, 2019, and the Ordinary Warrants were issued in a concurrent private placement as set forth in Item 3.02 (the “Private Placement,” and, collectively with the Registered Direct Offering, the “Offering”).  The Ordinary Warrants are exercisable at any time and from time to time, in whole or in part, following the date of issuance and ending five and one-half years from the date of issuance.  All of the Pre-Funded Warrants were exercised in full on September 27, 2021, and the Offering closed on September 29, 2021.

H.C. Wainwright & Co., LLC (“Wainwright”) acted as the Company’s exclusive placement agent in connection with the Offering, pursuant to an engagement agreement (the “Engagement Letter”), dated as of September 24, 2021, by and between the Company and Wainwright, pursuant to which Wainwright agreed to act as the Company’s exclusive placement agent in connection with various transactions from time to time, the terms of which apply to this Offering. Pursuant to the Engagement Letter, the Company agreed to pay Wainwright a cash fee of 7.5% and a management fee of 1.0% of the aggregate gross proceeds of the Offering, and to issue to Wainwright or its designees, upon closing of the Offering, warrants to purchase up to 960,811 Ordinary Shares (the “Placement Agent Warrants”). The Placement Agent Warrants are exercisable at any time and from time to time, in whole or in part, following the date of issuance and ending five years from the date of the execution of the Purchase Agreement, at a price per share equal to $2.5438. The Company also agreed to pay Wainwright for its expenses in connection with the Offering on a non-accountable basis in an amount equal to $35,000, up to $90,000 for legal fees and expenses and up to $15,950 for clearing expenses.

Wainwright did not purchase or sell any of the Shares, the Pre-Funded Warrants or Ordinary Warrants and was not required to arrange the purchase or sale of any specific number of Shares or dollar amount. The gross proceeds to the Company from the Offering were approximately $32.5 million, before deducting placement agent fees and offering expenses payable by the Company. The Company anticipates using the net proceeds from the Offering for the following purposes: (i) sales, marketing and reimbursement expenses related to market development activities of the Company’s ReStore device and personal 6.0 devices, broadening third-party payor and CMS coverage for the ReWalk Personal device and commercializing our new product lines added through distribution agreements; (ii) research and development of the Company’s lightweight exo-suit technology for potential home personal health utilization for multiple indications and future generation designs for the Company’s spinal cord injury device; (iii) routine product updates; (iv) general corporate purposes, including working capital needs and potential acquisitions of businesses.

Pursuant to the Purchase Agreement, the Company agreed for a period of ninety (90) days following the closing of the Offering not to issue, enter into an agreement to issue or announce the issuance or proposed issuance of the Ordinary Shares or any other securities convertible into, or exercisable or exchangeable for, Ordinary Shares. Such restriction does not apply to, in addition to certain customary exceptions, certain limited securities issuances, the issuance by the Company of equity or debt securities pursuant to acquisitions or strategic transactions approved by a majority of the Company’s disinterested directors, where not for the purpose of raising capital, or certain other compensatory issuances. The Company has also agreed for a period of one (1) year following the closing date of the Offering not to (i) issue or agree to issue equity or debt securities convertible into, or exercisable or exchangeable for, ordinary shares at a conversion price, exercise price or exchange price which floats with the trading price of the Ordinary Shares or which may be adjusted after issuance upon the occurrence of certain events or (ii) enter into any agreement, including an equity line of credit, whereby the Company may issue securities at a future-determined price, other than an at-the-market facility with Wainwright six (6) months after the closing date of the Offering.

The Engagement Letter and the Purchase Agreement contain customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The Company also agreed in the Purchase Agreement to file with the Commission a registration statement for the resale of the Ordinary Shares underlying the Ordinary Warrants and to use reasonable best efforts to file such registration statement within thirty (30) days of the date of the Purchase Agreement and cause such registration statement to be declared effective by the Commission as soon as practical.

The foregoing descriptions of the Pre-Funded Warrants, the Ordinary Warrants, the Placement Agent Warrants, the Purchase Agreement and the Engagement Letter are qualified in their entirety by reference to the full text of the forms thereof, which are attached as Exhibits 4.1, 4.2, 4.3, 10.1 and 10.2 hereto and incorporated by reference herein. A copy of the legal opinion and consent of Goldfarb Seligman & Co., Israeli counsel to the Company, relating to the validity of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto. A copy of the legal opinion and consent of White & Case LLP, New York counsel to the Company, relating to the validity of the issuance and sale of the Pre-Funded Warrants is attached as Exhibit 5.2 hereto.  A copy of the press release announcing the Offering and the Company’s entry into the Purchase Agreement is attached as Exhibit 99.1 hereto. A copy of the press release announcing the closing of the Offering is attached as Exhibit 99.2 hereto.

The information in Item 3.02 above is incorporated herein by reference to the extent applicable.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties thereof. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the securities purchase agreements and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company. Accordingly, the form of Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the transactions. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. Such forward-looking statements may include those relating to the Offering of ReWalk’s Ordinary Shares, including as to the intended use of proceeds and projections regarding ReWalk’s future performance and other statements that are not statements of historical fact and, in some cases, may be identified by words like “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “should,” “would,” “seek” and similar terms or phrases. The forward-looking statements contained in this report are based on management’s current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of ReWalk’s control. Important factors that could cause ReWalk’s actual results to differ materially from those indicated in the forward-looking statements include, among others: market and other conditions, use of proceeds, the adverse effect that the COVID-19 pandemic has had and may continue to have on our business and results of operations; ReWalk’s ability to have sufficient funds to meet certain future capital requirements, which could impair the its efforts to develop and commercialize existing and new products; ReWalk’s ability to maintain compliance with the continued listing requirements of the Nasdaq Capital Market and the risk that its ordinary shares will be delisted if it cannot do so; ReWalk’s ability to establish a pathway to commercialize its products in China; ReWalk’s ability to maintain and grow its reputation and the market acceptance of its products; ReWalk’s ability to achieve reimbursement from third-party payors including CMS for its products; ReWalk’s limited operating history and its ability to leverage its sales, marketing and training infrastructure; ReWalk’s expectations as to its clinical research program and clinical results; ReWalk’s expectations regarding future growth, including its ability to increase sales in its existing geographic markets and expand to new markets; ReWalk’s ability to obtain certain components of its products from third-party suppliers and its continued access to its product manufacturers; ReWalk’s ability to improve its products and develop new products; ReWalk’s compliance with medical device reporting regulations to report adverse events involving its products, which could result in voluntary corrective actions or enforcement actions such as mandatory recalls, and the potential impact of such adverse events on ReWalk’s ability to market and sell its products; ReWalk’s ability to gain and maintain regulatory approvals; ReWalk’s expectations as to the results of, and the Food and Drug Administration’s potential regulatory developments with respect to its mandatory 522 postmarket surveillance study; ReWalk’s ability to maintain adequate protection of its intellectual property and to avoid violation of the intellectual property rights of others; the risk of a cybersecurity attack or breach of ReWalk’s IT systems significantly disrupting its business operations; the impact of substantial sales of the ReWalk’s shares by certain shareholders on the market price of such ordinary shares; ReWalk’s ability to use effectively the proceeds of its offerings of securities; the risk of substantial dilution resulting from the periodic issuances of ReWalk’s ordinary shares; the impact of the market price of ReWalk’s ordinary shares on the determination of whether it is a passive foreign investment company; the market and other conditions; and other factors discussed under the heading “Risk Factors” in ReWalk’s annual report on Form 10-K for the year ended December 31, 2020 filed with the SEC and other documents subsequently filed with or furnished to the SEC.

Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date hereof. Factors or events that could cause ReWalk’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for ReWalk to predict all of them. Except as required by law, ReWalk undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

4.1	Form of Ordinary Warrant.
4.2	Form of Placement Agent Warrant.
4.3	Form of Pre-Funded Warrant.
5.1	Opinion of Goldfarb Seligman & Co.
5.2	Opinion of White & Case LLP.
10.1	Form of Securities Purchase Agreement.#
10.2	Engagement Letter.*
23.1	Consent of Goldfarb Seligman & Co. (contained in Exhibit 5.1).
23.2	Consent of White & Case LLP (contained in Exhibit 5.2).
99.1	Press release dated September 27, 2021.
99.2	Press release dated September 29, 2021.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
#
The schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of the omitted schedules to the SEC on a supplemental basis upon its request.

*	Portions of this exhibit (indicated by asterisks) have been omitted under rules of the SEC permitting the confidential treatment of select information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

Dated: September 29, 2021	By:	/s/ Ori Gon
	Name:	Ori Gon
	Title:	Chief Financial Officer